UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 _____________________________________ SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) _____________________________________ Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 HALLIBURTON COMPANY (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply) ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62348-P27160 You invested in HALLIBURTON COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025. HALLIBURTON COMPANY 2025 Annual Meeting Vote by May 20, 2025 11:59 PM ET HALLIBURTON COMPANY 3000 N. SAM HOUSTON PARKWAY EAST HOUSTON, TEXAS 77032 Get informed before you vote View the Proxy Statement and 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 21, 2025 9:00 AM CDT 3000 N. Sam Houston Parkway East Life Center - Auditorium Houston, Texas 77032

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Abdulaziz F. Al Khayyal	For
1b.	William E. Albrecht	For
1c.	M. Katherine Banks	For
1d.	Alan M. Bennett	For
1e.	Earl M. Cummings	For
1f.	Murry S. Gerber	For
1g.	Robert A. Malone	For
1h.	Jeffrey A. Miller	For
1i.	Maurice S. Smith	For
1j.	Janet L. Weiss	For
1k.	Tobi M. Edwards Young	For
2.	Ratification of Selection of Principal Independent Public Accountants.	For
3.	Advisory Approval of Executive Compensation.	For

NOTE: IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

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V62349-P27160